Nature of Business and Going Concern	12 Months Ended
Dec. 31, 2025
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Nature of Business and Going Concern

1.	NATURE OF BUSINESS AND GOING CONCERN
Eupraxia Pharmaceuticals Inc. (the “Company”) was incorporated under the laws of the province of Alberta on May 12, 2011, under the name Plaza Capital Partners Inc. On May 11, 2012, the Company changed its name to Eupraxia Pharmaceuticals Inc. and continued from the province of Alberta to the province of British Columbia.
On October 10, 2012, Eupraxia Holdings, Inc. (“Holdings”) was incorporated under the laws of the State of Delaware, USA. On November 16, 2012, Holdings was registered as an extra-provincial corporation under the laws of the province of British Columbia, Canada. On October 10, 2012, Eupraxia Pharmaceuticals USA, LLC (“Eupraxia USA”) was incorporated under the laws of the State of Delaware. On November 16, 2012, Eupraxia USA was registered as an extra-provincial corporation under the laws of the province of British Columbia. On January 7, 2021, Eupraxia Pharma, Inc. (“Eupraxia Pharma”) was incorporated under the laws of the State of Delaware. On July 4, 2022, Eupraxia Pharmaceuticals Australia Pty Ltd. (“Eupraxia Australia”) was incorporated under the laws of the state of Victoria, Australia. On May 17, 2023, Eupraxia Pharma USA Inc. (“Eupraxia Pharma USA”) was incorporated under the laws of the State of Delaware.
On March 9, 2021, the Company completed its initial public offering on the Toronto Stock Exchange (“TSX”) and began trading under the symbol “EPRX”. On April 5, 2024, the Company began trading on the Nasdaq Capital Market under the symbol “EPRX”.
The Company is a clinical stage biotechnology company leveraging its proprietary Diffusphere
™
technology to optimize drug delivery for applications with significant unmet medical need. The address of the Company’s corporate office and principal place of business is 201- 2067 Cadboro Bay Road, Victoria, British Columbia, Canada.
These consolidated financial statements of the Company have been prepared on a going concern basis with the assumption that the Company will be able to realize its assets and discharge its liabilities and commitments in the normal course of business. At December 31, 2025, the Company had cash of $80,563,482. The Company has not yet generated revenue from operations. The Company incurred a net loss of $
38,605,652
during the year ended December 31, 2025, and as of that date, the Company’s accumulated deficit was $
169,579,974
. As the Company is in the research and development stage, the recoverability of the costs incurred to date is dependent upon the ability of the Company to obtain the necessary funding to complete the research and development of its projects and upon future commercialization or proceeds from the monetization of research activities.
The Company will periodically have to raise funds to continue operations and recently raised gross proceeds of approximately $63.2 million (before deducting the underwriting commissions and estimated expenses) through a public offering of 7,607,145 common shares of the Company and pre-funded
warrants to purchase up to 1,428,571 common shares on February 20, 2026 (see Note 21 – Subsequent Events for more details). Although it has been successful in doing so in the past, there is no assurance it will be able to do so in the future, especially with the ongoing geopolitical uncertainty affecting the global capital markets. The Company is active in its pursuit of additional funding through potential partnering and other strategic activities as well as grants to fund future research and development activities, and additional equity financing.
The continued operations of the Company are dependent on its ability to generate future cash flows or obtain additional funding. There is a risk that in the future, additional financing will not be available on a timely basis or on terms acceptable to the Company.